Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

August 10, 2015

Newtek Small Business Finance, LLC

Newtek Business Services, Corp.

60 Hempstead Ave., 2nd Floor

West Hempstead, New York 11552

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

Ladies and Gentlemen:

We have performed the procedures described below, which were agreed to by Newtek Small Business Finance, LLC and Newtek Business Services, Corp. (collectively, the “Company”) and Sandler O’Neill and Partners, L.P. (“Sandler O’Neill”) (together with the Company, the “Specified Parties”) relating to the proposed offering of Newtek Small Business Loan Trust 2010-1, Unguaranteed SBA 7(a) Loan-Backed Notes, Series 2010-1 (the “Transaction”).

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On July 27, 2015, representatives of the Company provided us with a computer-generated small business loan data file and related record layout with respect to 351 small business loans (the “Statistical Loan File”).

At the instruction of the Company, we selected the 88 largest small business loans (the “Sample Loans”) based on the outstanding principal balance set forth on the Statistical Loan File and performed certain comparisons and recomputations relating to the small business loan characteristics (the “Characteristics”) set forth on the Statistical Loan File and indicated below.

Characteristics

1.      Loan number (for informational purpose only)
2.      Note date (month and year)
3.      Primary borrower name
4.      Original principal balance
5.      Index description
6.      Interest rate type (Fixed/Variable)
7.      Initial spread
8.      Maturity date (month and year)
9.      Original term to maturity
10.    Prepayment penalty indicator (yes/no)
11.    Property state
12.    Personal guarantee indicator (yes/no)
13.    Guarantee Percentage
14.    Maximum FICO score
15.    Mean FICO score
16.    Loan purpose
17.    Primary collateral type
18.    Market value – Residential (if applicable)
19.    Lien position – Residential (if applicable)
20. Lien amount – Residential (if applicable)	21. Market value – Commercial (if applicable)
22.    Lien position – Commercial (if applicable)
23.    Lien amount – Commercial (if applicable)
24.    Market value – Machine & Equipment (if applicable)
25.    Lien position – Machine & Equipment (if applicable)
26.    Lien amount – Machine & Equipment (if applicable)
27.    Market value – Furniture & Fixtures (if applicable)
28.    Lien position – Furniture & Fixtures (if applicable)
29.    Lien amount – Furniture & Fixtures (if applicable)
30.    Market value – Account Receivables & Inventory (if applicable)
31.    Lien position – Account Receivables & Inventory (if applicable)
32.    Lien amount – Account Receivables & Inventory (if applicable)
33.    Market value – Liquid Assets (if applicable)
34.    Lien position – Liquid Assets (if applicable)
35.    Lien amount – Liquid Assets (if applicable)
36.    Market value – Other Collateral (if applicable)
37.    Lien position – Other Collateral (if applicable)
38.    Lien amount – Other Collateral (if applicable)
39. Debt service coverage ratio (combined)

We compared Characteristics 2. and 4 through. 10. to the corresponding information set forth on or derived from the respective Promissory Note (the “Note”); Characteristics 3. and 11. through 13. to the “SBA Loan Authorization Document;” and Characteristics 14. through 39. to the Credit Write Up or Modified Credit Write Up (collectively, the “Credit Write Up”).

At your instruction, for purposes of such comparisons:

•	with respect to Characteristics 2. and 8., differences of 30 days or less are noted to be “in agreement”;

•	with respect to Characteristic 6., for Sample Loans 47760 and 1229, we were instructed by the Company that the interest rate type is Fixed;

•	with respect to Characteristic 10., we were instructed by representatives of the Company that those Sample Loans with an original term to maturity of 15 years or greater, as stated on the Note, are required to have a prepayment penalty based on Company guidelines. Based on the information provided, we noted that these Sample Loans each had a Prepayment penalty indicator of “Yes” on the Statistical Loan File;

•	with respect to Characteristic 11., for Sample Loan 45209, we were instructed by representatives of the Company to compare such Characteristic to the state of the primary borrower as set forth on the Note;

•	with respect to Characteristic 15., in those instances where we observed more than one FICO score on the Credit Write Up, we computed the mean FICO score by taking the average of the FICO scores indicated on the Credit Write Up. Further, with respect to Characteristic 15., differences of less than one are noted to be “in agreement;”

•	with respect to Characteristic 16., we compared the loan purpose set forth on the Statistical Loan File to the loan purpose with the highest loan proceeds corresponding to such Sample Loan noted within the table entitled “Use of Proceeds” on the Credit Write Up;

•	with respect to Characteristic 17., we compared the primary collateral type set forth on the Statistical Loan File to the primary collateral type with the highest net market value corresponding to such Sample Loan noted within the table entitled “Current Collateral Grid” on the Credit Write Up; and

•	with respect to Characteristic 39., for those Sample Loans that indicate a combined debt service coverage ratio method on the Data File as (i) “Projection,” we were instructed by representatives of the Company to use the pro forma year 1 combined debt service coverage ratio noted on the Credit Write Up for our comparison; (ii) “Historical” and noted, on the Credit Write Up, the number of months from the last fiscal year-end to the Initial Cut-off Date to be less than 11 months, we were instructed by representatives of the Company to use the previous fiscal year end combined debt service coverage ratio noted on the Credit Write Up for our comparison or (iii) “Historical” and noted, on the Credit Write Up, the number of months from the last fiscal year-end to the Initial Cut-off Date to be greater than or equal to 11 months, we were instructed to use the interim combined debt service coverage ratio noted on the Credit Write Up for our comparison.

The small business loan documents described above and any other related documents were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. Our comparisons were made using data imaged facsimiles or photocopies of the Loan Documents. In addition, we make no representations as to whether the Loan Documents are comprehensive and valid instruments and reflect the current prevailing terms with respect to the corresponding Sample Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Loan File were found to be in agreement with the above mentioned Loan Documents, except as indicated on Appendix A. Supplemental information is contained on Appendix B.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the small business loans underlying any of the Statistical Loan File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the small business loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. The information provided to us, including the information set forth in the Statistical Loan File, is the responsibility of the Company.

We were not engaged to conduct, and did not conduct, (i) an audit conducted in accordance with generally accepted auditing standards or (ii) an examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or limited assurance on the accompanying information. Accordingly, we do not express such an opinion, limited assurance, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you. We have no responsibility to update this report for events or circumstances occurring after the date of this report.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated August 10, 2015.

Exception Description Number	Exception Description
1	One difference in Market value – Account Receivables & Inventory
2	One difference in Lien amount – Account Receivables & Inventory
3	One difference in Lien position – Commercial
4	Two differences in Market value – Commercial
5	Eleven differences in Debt service coverage ratio (combined)
6	One difference in Lien position – Furniture & Fixtures
7	One difference in Market value – Furniture & Fixtures
8	One difference in Lien amount – Furniture & Fixtures
9	One difference in Guarantee Percentage
10	One difference in Lien position – Machine & Equipment
11	Three differences in Market value – Machine & Equipment
12	One difference in Lien amount – Machine & Equipment
13	Two differences in Mean FICO score
14	One difference in Lien amount – Other Collateral
15	One difference in Lien position – Other Collateral
16	One difference in Market value – Other Collateral
17	Two differences in Lien position – Residential
18	Two differences in Market value – Residential
19	Two differences in Lien amount – Residential

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated August 10, 2015

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Sample Loan number	Characteristic	Characteristic set forth on the Statistical Loan File	Characteristic set forth on the Contract
1	79517	Market value – Account Receivables & Inventory	1,175,000.00	499,771.00
2	79517	Lien amount – Account Receivables & Inventory	1,175,000.00	499,771.00
3	48184	Lien position – Commercial	0	1
4	48184	Market value – Commercial	0.00	120,408.00
4	75304	Market value – Commercial	825,000.00	826,000.00
5	1229	Debt service coverage ratio (combined)	2.7900	2.9100
5	46325	Debt service coverage ratio (combined)	1.3000	2.1900
5	47961	Debt service coverage ratio (combined)	1.6500	1.4800
5	49427	Debt service coverage ratio (combined)	6.7400	5.0100
5	74475	Debt service coverage ratio (combined)	1.6300	1.6200
5	78152	Debt service coverage ratio (combined)	1.6200	1.7200
5	77549	Debt service coverage ratio (combined)	1.3500	1.2200
5	66355	Debt service coverage ratio (combined)	5.9800	5.3100
5	45504	Debt service coverage ratio (combined)	4.7800	2.3200
5	41482	Debt service coverage ratio (combined)	2.7500	2.4600
5	21811	Debt service coverage ratio (combined)	2.8700	2.4600
6	41482	Lien position – Furniture & Fixtures	0	7
7	41482	Market value – Furniture & Fixtures	0.00	116,250.00
8	41482	Lien amount – Furniture & Fixtures	0.00	116,250.00
9	1229	Guarantee Percentage	0%	75%
10	41482	Lien position – Machine & Equipment	0	7
11	41482	Market value – Machine & Equipment	0.00	24,500.00
11	48184	Market value – Machine & Equipment	704,825.00	804,962.00
11	21811	Market value – Machine & Equipment	331,681.00	385,053.00
12	41482	Lien amount – Machine & Equipment	0.00	24,500.00
13	28543	Mean FICO score	701	676
13	47760	Mean FICO score	700	710
14	48184	Lien amount – Other Collateral	122,666.00	93,940.00
15	48184	Lien position – Other Collateral	3	2
16	48184	Market value – Other Collateral	395,781.00	93,940.00
17	41482	Lien position – Residential	0	3
17	48184	Lien position – Residential	3	2
18	41482	Market value – Residential	0.00	737,000.00
18	48184	Market value – Residential	108,572.00	41,431.00
19	41482	Lien amount – Residential	0.00	330,000.00
19	48184	Lien amount – Residential	84,602.00	41,431.00

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.